Exhibit 99.2

SUPPLEMENTAL FINANCIAL INFORMATION

As of September 30, 2023

FORWARD-LOOKING STATEMENTS

This presentation contains “forward-looking statements” within the meaning of the federal securities laws that involve risks and uncertainties, many of which are beyond our control. Our actual results could differ materially and adversely from those anticipated in such forward-looking statements as a result of certain factors, including those set forth in the Quarterly Report on Form 10-Q. Forward-looking statements relate to matters such as our industry, business strategy, goals and expectations concerning our market position, future operations, margins, profitability, capital expenditures, financial condition, liquidity, capital resources, cash flows, dividends, results of operations and other financial and operating information. When used in this presentation, the words “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “should,” “project,” “plan,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.

The forward-looking statements contained in this presentation are based on historical performance and management’s current plans, estimates and expectations in light of information currently available to it and are subject to uncertainty and changes in circumstances. There can be no assurance that future developments affecting us will be those that we have anticipated. Actual results may differ materially from these expectations due to the factors, risks and uncertainties described in the Annual Report on Form 10-K, as filed March 28, 2023 (“Annual Report”) and the Company’s Quarterly Report on Form 10-Q filed with the SEC on the date hereof (“Quarterly Report”), changes in global, regional or local political, economic, business, competitive, market, regulatory and other factors described in the “Risk Factors” section of the Annual Report and the Quarterly Report, many of which are beyond our control. Should one or more of these risks or uncertainties materialize or should any of our assumptions prove to be incorrect, our actual results may vary in material respects from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. Any forward-looking statement made by us in this presentation speaks only as of the date on which we make it. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable securities laws.

COMPANY OVERVIEW

●	Presidio Property Trust, Inc. (“Presidio” or the “Company”) was founded in 1999 as NetREIT

●	Presidio is an internally managed real estate company focused on commercial real estate opportunities in often overlooked and regionally dominant markets

●	The Company acquires, owns, and manages office and industrial real estate assets in markets with strong demographic and economic drivers with attractive going-in cap rates

●	Presidio’s commercial portfolio currently includes 12 commercial properties with a book value of approximately $92 million

●	In addition to its commercial real estate holdings, Presidio generates fees and rental income from affiliated entities, which manage and/or own a portfolio of model homes (1)

(1)	The Company holds partial ownership interests in several entities which own model home properties

(2)	Includes book value of model homes

COMMERCIAL PORTFOLIO

($ in000’s) Property Location	Sq., Ft.	Date Acquired		Year Property Constructed		Purchase Price (1)	Occupancy	Percent Ownership	Mortgage On property
Office/Industrial Properties:
Genesis Plaza, San Diego, CA (2)	57,807	08	/10	1989		10,000	100.0%	76.4%	5,968
Dakota Center, Fargo, ND	119,434	05	/11	1982		9,575	58.1%	100.0%	9,260
Grand Pacific Center, Bismarck, ND	95,244	03	/14	1976		5,350	54.6%	100.0%	3,806
Arapahoe Center, Colorado Springs, CO	79,023	12	/14	2000		11,850	88.0%	100.0%	7,471
West Fargo Industrial, West Fargo, ND	150,099	08	/15	1998	/2005	7,900	100.0%	100.0%	3,943
300 N.P., West Fargo, ND	34,517	08	/15	1922		3,850	66.4%	100.0%	-
One Park Centre, Westminster CO	69,174	08	/15	1983		9,150	82.3%	100.0%	6,074
Shea Center II, Highlands Ranch, CO	121,306	12	/15	2000		25,325	62.1%	100.0%	17,023
Baltimore, Baltimore, MD	31,752	12	/21	2006		8,892	100.0%	100.0%	5,670
Total Office/Industrial Properties	758,356					$91,892	77.2%		$59,215

Retail Properties:
Union Town Center, Colorado Springs, CO	44,042	12	/14	2003		11,212	79.5%	100.0%	7,910
Research Parkway, Colorado Springs, CO	10,700	08	/15	2003		2,850	100.0%	100.0%	1,604
Mandolin, Houston, TX (3)	10,500	08	/21	2021		4,892	100.0%	61.3%	3,589
Total Retail Properties	65,242					$18,954	86.2%		$13,103

	823,598					$110,846	77.9%		$72,318

(1)	Starting in January 1, 2009, acquisition related costs and expenses were expensed when incurred until ASU 2017-01 was adopted by the Company in 2017. Since adoption in 2017, acquisition related costs for real estate acquisitions that do not meet the definition of a business, are capitalized.

(2)	Genesis Plaza is owned by two tenants-in-common, each of which own 57% and 43%, respectively, and we beneficially own an aggregate of 76.4%, based on our ownership percentages of each tenant-in-common.

(3)	Owned by NetREIT Highland LLC, which was formed in 2012. NetREIT Highland LLC is wholly owned by NetREIT Palm Self Storage LP (a joint venture where Presidio Property trust owns 61.3%).

MODEL HOMES PORTFOLIO

Geographic Region	No. of Properties	Aggregate Square Feet	Approximate % of Square Feet	Current Base Annual Rent	Approximate of Aggregate % Annual Rent
Midwest	4	12,307	4.0%	$182,748	4.9%
Southeast	4	9,875	3.2%	172,428	4.6%
Southwest	94	287,075	92.8%	3,401,016	90.5%
Total	102	309,257	100.0%	$3,756,192	100.0%

CONSOLIDATED BALANCE SHEET

Presidio Property Trust, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

	September 30,	December 31,
	2023	2022
	(Unaudited)
ASSETS
Real estate assets and lease intangibles:
Land	$20,580,587	$19,189,386
Buildings and improvements	133,531,747	125,979,374
Tenant improvements	15,636,305	13,861,839
Lease intangibles	4,110,139	4,110,139
Real estate assets and lease intangibles held for investment, cost	173,858,778	163,140,738
Accumulated depreciation and amortization	(37,845,097)	(34,644,511)
Real estate assets and lease intangibles held for investment, net	136,013,681	128,496,227
Real estate assets held for sale, net	2,434,624	2,016,003
Real estate assets, net	138,448,305	130,512,230
Other assets:
Cash, cash equivalents and restricted cash	7,778,764	16,516,725
Deferred leasing costs, net	1,501,812	1,516,835
Goodwill	2,423,000	2,423,000
Investment in Conduit Pharmaceuticals marketable securities (see Notes 2 & 9)	23,996,141	—
Other assets, net (see Note 6)	3,785,367	3,511,681
Total other assets	39,485,084	23,968,241
Investments held in Trust (see Notes 2 & 9)	-	136,871,183
TOTAL ASSETS	$177,933,389	$291,351,654
LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$101,059,368	$95,899,176
Mortgage notes payable related to properties held for sale, net	1,428,848	999,523
Mortgage notes payable, total net	102,488,216	96,898,699
Accounts payable and accrued liabilities	5,294,349	4,028,564
Accounts payable and accrued liabilities of SPAC (see Notes 2 & 9)	-	5,046,725
Accrued real estate taxes	1,506,532	1,879,875
Dividends payable	478,253	178,511
Lease liability, net	23,989	46,833
Below-market leases, net	14,509	18,240
Total liabilities	109,805,848	108,097,447
Commitments and contingencies (Note 2 & 9):
SPAC Class A common stock subject to possible redemption; none as of September 30, 2023 and 13,225,000 shares as of December 31, 2022 (at $10.45 per share), net of issuance cost of approximately $6,400,000	-	130,411,135
Equity:
Series D Preferred Stock, $0.01 par value per share; 1,000,000 shares authorized; 898,940 shares issued and outstanding (liquidation preference $25.00 per share) as of September 30, 2023 and 913,987 shares issued and outstanding as of December 31, 2022	8,989	9,140
Series A Common Stock, $0.01 par value per share, shares authorized: 100,000,000; 11,859,726 shares and 11,807,893 shares were issued and outstanding at September 30, 2023 and December 31, 2022, respectively	118,597	118,079
Additional paid-in capital	181,483,892	182,044,157
Dividends and accumulated losses	(121,638,764)	(138,341,750)
Total stockholders’ equity before noncontrolling interest	59,972,714	43,829,626
Noncontrolling interest	8,154,827	9,013,446
Total equity	68,127,541	52,843,072
TOTAL LIABILITIES AND EQUITY	$177,933,389	$291,351,654

CONSOLIDATED STATEMENT OF OPERATIONS

Presidio Property Trust, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(Unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2023	2022	2023	2022
Revenues:
Rental income	$4,262,790	$4,243,887	$12,534,431	$12,884,280
Fees and other income	221,384	148,088	615,107	401,697
Total revenue	4,484,174	4,391,975	13,149,538	13,285,977
Costs and expenses:
Rental operating costs	1,478,479	1,434,225	4,452,628	4,365,781
General and administrative	1,635,610	1,509,139	5,413,413	4,306,835
Depreciation and amortization	1,351,705	1,318,164	4,054,109	3,973,582
Total costs and expenses	4,465,794	4,261,528	13,920,150	12,646,198
Other income (expense):
Interest expense - mortgage notes	(1,375,199)	(1,382,120)	(3,579,381)	(3,485,693)
Interest and other income, net	254,486	590,586	1,394,687	757,318
Gain on sales of real estate, net	757,285	1,307,258	2,294,574	4,057,527
Loss on Conduit marketable securities	(17,682,154)	—	(17,682,154)	—
Gain on deconsolidation of SPAC	40,321,483	—	40,321,483	—
Income tax expense	(134,620)	(294,996)	(632,147)	(819,520)
Total other income, net	22,141,281	220,728	22,117,062	509,632
Net income	22,159,661	351,175	21,346,450	1,149,411
Less: Income attributable to noncontrolling interests	(673,279)	(1,114,928)	(2,155,212)	(3,032,806)
Net income (loss) attributable to Presidio Property Trust, Inc. stockholders	$21,486,382	$(763,753)	$19,191,238	$(1,883,395)
Less: Preferred Stock Series D dividends	(527,873)	(538,286)	(1,595,606)	(1,616,397)
Less: Series A Warrant dividend	—	—	—	(2,456,512)
Net income (loss) attributable to Presidio Property Trust, Inc. common stockholders	$20,958,509	$(1,302,039)	$17,595,632	$(5,956,304)

Net loss per share attributable to Presidio Property Trust, Inc. common stockholders:
Basic & Diluted	$1.77	$(0.11)	$1.49	$(0.51)

Weighted average number of common shares outstanding - basic & dilutive	11,851,343	11,780,090	11,841,847	11,784,500

CONSOLIDATED STATEMENT OF CASH FLOWS

Presidio Property Trust, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flows

(Unaudited)

	For the Nine Months Ended September 30,
	2023	2022
Cash flows from operating activities:
Net income	$21,346,450	$1,149,411
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	4,054,109	3,973,582
Stock compensation	828,193	861,837
Bad debt expense	27,729	11,116
Gain on sale of real estate assets, net	(2,294,574)	(4,057,527)
Gain on deconsolidation of SPAC investment	(40,321,483)	—
Net change in Conduit fair value marketable securities	17,682,154	—
Net change in fair value marketable securities	(169,530)	70,183
Net change in fair value SPAC Trust Account	(1,209,542)	(811,687)
Amortization of financing costs	263,863	180,250
Amortization of below-market leases	(3,731)	(41,167)
Straight-line rent adjustment	(280,619)	(148,181)
Changes in operating assets and liabilities:
Other assets	(92,877)	585,984
Accounts payable and accrued liabilities	378,761	245,652
Accounts payable and accrued liabilities for the SPAC	652,577	316,128
Accrued real estate taxes	(373,343)	(447,279)
Net cash provided by operating activities	488,137	1,888,302
Cash flows from investing activities:
Real estate acquisitions	(13,715,923)	(8,087,250)
Additions to buildings and tenant improvements	(2,817,786)	(1,939,712)
Investment in marketable securities	(2,083,328)	(1,243,672)
Proceeds from sale of marketable securities	2,302,456	1,787,695
Investment of SPAC IPO proceeds into Trust Account	(624,998)	(134,895,000)
Withdrawals from Trust Account for SPAC taxes	832,480	—
Withdrawals from Trust Account for Redemption of SPAC Shares	137,157,011	—
Deletions / (additions) to deferred leasing costs	5,808	(53,377)
Proceeds from sales of real estate, net	7,113,065	20,603,179
Net cash provided by (used in) investing activities	128,168,785	(123,828,137)
Cash flows from financing activities:
Proceeds from mortgage notes payable, net of issuance costs	13,400,934	14,992,425
Repayment of mortgage notes payable	(7,885,953)	(9,586,079)
Payment of deferred offering costs	—	(3,201,266)
Distributions to noncontrolling interests, net	(3,013,831)	(3,812,698)
Proceeds from initial public offering of SPAC	—	132,859,920
SPAC offering non-controlling interest adjustment	—	(609,920)
Redemption of SPAC shares	(137,157,011)	—
Repurchase of Series A Common Stock, at cost	—	(277,696)
Repurchase of Series D Preferred Stock, at cost	(250,770)	(84,386)
Dividends paid to Series D Preferred Stockholders	(1,595,606)	(1,616,398)
Dividends paid to Series A Common Stockholders	(892,646)	(2,857,081)
Net cash (used in) provided by financing activities	(137,394,883)	125,806,821
Net (decrease) increase in cash equivalents and restricted cash	(8,737,961)	3,866,986
Cash, cash equivalents and restricted cash - beginning of period	16,516,725	14,702,089
Cash, cash equivalents and restricted cash - end of period	$7,778,764	$18,569,075
Supplemental disclosure of cash flow information:
Interest paid-mortgage notes payable	$3,637,980	$3,038,713
Non-cash financing activities:
Potentially convertible common stock for SPAC	$—	$134,895,000
Dividends payable - Common Stock Series A	$302,495	$—
Dividends payable - Preferred Stock Series D	$175,758	$178,916

EBITDAre RECONCILIATION

	For the Three Months Ended		For the Nine Months Ended
	9/30/2023	9/30/2022	9/30/2023	9/30/2022
Net (loss) income attributable to Presidio Property Trust, Inc. common stockholders	$20,958,509	$(1,302,039)	$17,595,632	$(5,956,304)
Adjustments:
Interest Expense	1,375,199	1,382,120	3,579,381	3,485,693
Depreciation and Amortization	1,350,461	1,304,441	4,050,378	3,932,415
Asset Impairments	-	—	-	—
Net Loss on Sales of RE	(757,285)	(1,307,258)	(2,294,574)	(4,057,527)
Loss on Conduit marketable securities	17,682,154		17,682,154
Gain on deconsolidation of SPAC	(40,321,483)	—	(40,321,483)	—
Income Taxes	134,620	294,996	632,147	819,520

EBITDAre	$422,175	$372,260	$923,635	$(1,776,203)

FFO AND CORE FFO RECONCILIATION

	For the Three Months Ended		For the Nine Months Ended
	09/30/23	09/30/22	09/30/23	09/30/22
Net (loss) income attributable to Presidio Property Trust, Inc. common stockholders	$20,958,509	$(1,302,039)	$17,595,632	$(5,956,304)
Adjustments:
Income attributable to noncontrolling interests	673,279	1,114,928	2,155,212	3,032,806
Depreciation and amortization	1,351,705	1,318,164	4,054,109	3,973,582
Amortization of above and below market leases, net	(1,244)	(13,722)	(3,731)	(41,167)
Impairment of real estate assets	-	-	-	-
Loss on Conduit marketable securities	17,682,154	-	17,682,154	-
Gain on deconsolidation of SPAC	(40,321,483)	-	(40,321,483)	-
Loss (gain) on sale of real estate assets, net	(757,285)	(1,307,258)	(2,294,574)	(4,057,527)
FFO	$(414,365)	$(189,927)	$(1,132,681)	$(3,048,610)
Restricted stock compensation	287,691	293,136	828,193	861,837
Series A Warrant dividend (non-cash)	-	-	-	2,456,512
Core FFO	$(126,673)	$103,209	$(304,488)	$269,739

Weighted average number of common shares outstanding - basic and diluted	11,851,343	11,780,090	11,841,847	11,784,500

Core FFO / Wgt Avg Share	$(0.011)	$0.01	$(0.026)	$0.02

SEGMENT DATA

DEFINITIONS – NON-GAAP MEASUREMENTS

EBITDAre - EBITDAre is defined by NAREIT as earnings before interest, taxes, depreciation, and amortization, gain or loss on disposal of depreciated assets, and impairment write-offs.

Funds from Operations (“FFO”) – The Company evaluates performance based on Funds From Operations, which we refer to as FFO, as management believes that FFO represents the most accurate measure of activity and is the basis for distributions paid to equity holders. The Company defines FFO, a non-GAAP measure, as net income or loss (computed in accordance with GAAP), excluding gains (or losses) from sales of property, hedge ineffectiveness, acquisition costs of newly acquired properties that are not capitalized and lease acquisition costs that are not capitalized plus depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges on properties or investments in non-consolidated REITs, and after adjustments to exclude equity in income or losses from, and, to include the proportionate share of FFO from, non-consolidated REITs.

However, because FFO excludes depreciation and amortization as well as the changes in the value of the Company’s properties that result from use or market conditions, each of which have real economic effects and could materially impact the Company’s results from operations, the utility of FFO as a measure of the Company’s performance is limited. In addition, other REITs may not calculate FFO in accordance with the NAREIT definition as the Company does, and, accordingly, the Company’s FFO may not be comparable to other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income as a measure of the Company’s performance.

Core Funds from Operations (“Core FFO”) – We calculate Core FFO, a non-GAAP measure, by using FFO as defined by NAREIT and adjusting for certain other non-core items. We also exclude from our Core FFO calculation acquisition costs, loss on early extinguishment of debt, changes in the fair value of the earn-out, changes in fair value of contingent consideration, non-cash warrant dividends and the amortization of stock-based compensation.

We believe Core FFO provides a useful metric in comparing operations between reporting periods and in assessing the sustainability of our ongoing operating performance. Other equity REITs may calculate Core FFO differently or not at all, and, accordingly, the Company’s Core FFO may not be comparable to such other REITs’ Core FFO.